Exhibit 99

Joint Announcement Press Release

NEOGEN to Combine 3M’s Food Safety Business With its Existing Operations, Creating a Global Industry Leader

Creates a pure play Food Security company with pro forma revenue of approximately $1 billion and Adjusted EBITDA of approximately $300 million expected in its first full year post-closing.

Pro forma company expected to have stronger growth through substantial cross synergies in product innovation, sales, marketing, distribution and production; an EBITDA margin profile of approximately 30% and increased exposure to higher growth, lower volatility Food Safety end-markets which will represent approximately 70% of total revenue.

Combined company will have the enhanced geographic footprint, innovative product offerings, digitization capabilities, and financial flexibility to capitalize on robust growth trends in sustainability, food safety and supply chain integrity.

Intended tax-efficient transaction will result in 3M shareholders owning 50.1% of NEOGEN and existing NEOGEN shareholders owning 49.9%.

3M to receive consideration valued at approximately $1 billion, subject to closing and other adjustments.

LANSING, Mich., and ST. PAUL, Minn., December 14, 2021 – NEOGEN Corporation (NASDAQ: NEOG) and 3M (NYSE: MMM) announced today that they have entered into a definitive agreement pursuant to which 3M will separate its Food Safety business and simultaneously combine it with NEOGEN in a transaction that is intended to be tax-efficient to 3M and its shareholders for U.S. federal income tax purposes. The combination will create an innovative leader in the food safety sector with a comprehensive product range and a strategic focus on the category’s long-term growth opportunities.

The transaction implies an enterprise value for 3M’s Food Safety business of approximately $5.3 billion, including $1 billion in new debt to be incurred by 3M’s Food Safety business. This represents an implied multiple of approximately 32x and 27x CY 2022E Adjusted EBITDA pre and post run-rate synergies respectively, based on NEOGEN’s closing price as of December 13, 2021. 3M’s Food Safety business will fund to 3M consideration valued at approximately $1 billion, subject to closing and other adjustments. The combined company is expected to have an enterprise value of approximately $9.3 billion, based on NEOGEN’s closing share price as of December 13, 2021. Under the terms of the definitive agreements, which involve a tax-free “Reverse Morris Trust” structure, existing NEOGEN shareholders will continue to own approximately 49.9% of the combined company, and 3M shareholders will receive approximately 50.1% of the combined company. The Boards of Directors of both NEOGEN and 3M have unanimously approved the transaction.

“This combination will enhance NEOGEN’s position in this new era of food security, equipping us with an expanded product line that enables us to capitalize on our growing footprint, reaching more customers, more often, while continuing our track record of strong and consistent growth,” said John Adent, NEOGEN’s President and Chief Executive Officer. “The heightened global focus on food security, sustainability and supply chain solutions around the world presents exciting opportunities for NEOGEN to be positioned as an innovative leader at the forefront of the growth and digitization of the industry. We’re excited to welcome 3M’s Food Safety employees to the NEOGEN team, and we’re looking forward to demonstrating the immense benefits of this combination to our customers, employees and shareholders.”

“NEOGEN and 3M share a deep commitment to quality, innovation and customer satisfaction and long histories of industry leadership. By combining our Food Safety business with NEOGEN, we will create an organization well positioned to capture long-term profitable growth. This transaction further evolves our strategy, focuses our health care business and benefits our stakeholders, as we actively manage our portfolio to drive growth and deliver shareholder value,” said Mike Roman, 3M Chairman and Chief Executive Officer.

An Innovative Global Leader in Food Safety: Key Strategic Benefits

The combination is expected to generate significant long-term value for shareholders of the combined company, as well as customers and employees by:

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Creating a leading innovator in an industry benefiting from growing demand: NEOGEN’s pure play food security business, combined with the long-term tailwinds of increased global focus on sustainability, food safety and supply chain solutions, mean NEOGEN is the ideal home for 3M’s Food Safety business. A combination will create a global innovator in food safety with the geographic footprint, product range and innovation capabilities to further capitalize on attractive and enduring growth trends.

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Expanding food safety product offerings to better serve customers: The company will have a significantly expanded product offering in food safety, particularly in indicator testing and pathogen detection areas, which complement NEOGEN’s existing microbiology lines. NEOGEN will also be able to offer 3M food safety customers its genomics services, which deliver innovative DNA testing – a new offering to 3M food safety customers. This expanded product range, along with NEOGEN’s complementary animal safety business, increases the solutions with which NEOGEN helps customers protect the world’s food supply from the farm gate to the dinner plate.

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Generating global growth opportunities: The combined company creates an opportunity to optimize NEOGEN and 3M Food Safety’s high-growth capabilities to add value for customers through a compelling product offering. Beyond the U.S. and Europe, heightened interest in developing nations in improving food safety presents significant growth potential for the combined company. The combination will also provide investment flexibility to pursue international expansion.

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Creating a compelling offering through enhanced R&D capabilities, innovation and analytics: NEOGEN is looking to the future of the industry, and with 3M’s Food Safety business, will possess the breadth and digital capabilities to lead the digitization of the food security industry. The complementary product offerings combined with NEOGEN’s data-driven analytics approach will create a compelling solution as customers seek innovative partners to increase efficiency and enhance food safety protocols.

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Enhancing revenue, margin and earnings stability: The combined company is expected to have an improved financial profile, which is expected to further enhance NEOGEN’s already consistently high-performing revenue stream with improved EBITDA margins by increasing exposure to highly profitable food safety categories and providing substantial run-rate growth and cost synergies of approximately $30 million in EBITDA contribution. These synergies are expected to be achieved by the end of year three following the close of transaction through efficiencies in product innovation, sales, marketing, distribution and production. The combination will boost NEOGEN’s food safety segment to approximately 70% of total revenue post-transaction, with total projected pro forma revenues of approximately $1 billion expected in the first full year post closing. Pro forma EBITDA is expected to be approximately $300 million with a higher overall EBITDA margin profile of approximately 30% expected in the first full year post closing.

Transaction Details

The transaction involves a tax-free “Reverse Morris Trust” transaction structure, where 3M’s Food Safety business will be spun-off or split-off to 3M shareholders and simultaneously merged with a wholly owned subsidiary of NEOGEN. The transaction is intended to be tax-efficient to 3M and 3M’s shareholders for U.S. federal income tax purposes. At the completion of the transaction, NEOGEN will issue a number of shares to 3M shareholders such that 3M shareholders will receive approximately 50.1% of the combined company and existing NEOGEN shareholders will continue to own approximately 49.9% of the combined company. In connection with the transaction, 3M will also receive consideration valued at approximately $1 billion, subject to closing and other adjustments.

NEOGEN’s expected pro forma net leverage ratio at close is expected to be less than 2.5x, inclusive of the $1 billion of new debt. Strong expected free cash flow generation and EBITDA growth of the combined business enables rapid deleveraging post-closing.

The transaction is expected to close by the end of Q3 2022, subject to approval by NEOGEN shareholders, receipt of required regulatory approvals and the satisfaction of other customary closing conditions.

Leadership and Governance

NEOGEN’s President and Chief Executive Officer, John Adent, and NEOGEN’s existing management team will continue to lead the combined company.

The size of the NEOGEN board will be increased and two new independent board members, to be designated by 3M, will be appointed at closing.

Conference Call and Investor Information

NEOGEN and 3M will together hold a webcast today, December 14, at 8:00 AM ET to discuss this announcement.

To view and listen to the webcast, visit https://www.webcaster4.com/Webcast/Page/1224/43974, or dial in using the below details:

Participant Dial In (Toll Free):	1-844-757-5681
Participant International Dial In:	1-412-317-5297
Canada Toll Free:	1-855-669-9657

Participants should ask to be joined into the NEOGEN call.

Advisors

Centerview Partners LLC is serving as exclusive financial advisor and Weil, Gotshal & Manges LLP is serving as legal counsel to NEOGEN.

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to 3M. Goldman Sachs Bank USA and JP Morgan Securities are providing committed financing for the transaction.

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About NEOGEN

NEOGEN Corporation develops and markets comprehensive solutions dedicated to food and animal safety. The company’s Food Safety segment markets dehydrated culture media and diagnostic test kits to detect foodborne bacteria, natural toxins, food allergens, drug residues, plant diseases, and sanitation concerns. NEOGEN’s Animal Safety segment is a leader in the development of genomic solutions along with the manufacturing and distribution of a variety of animal healthcare products, including diagnostics, pharmaceuticals, veterinary instruments, wound care, and disinfectants, as well as rodent and insect control solutions.

About 3M

At 3M (NYSE: MMM), we apply science in collaborative ways to improve lives daily as our employees connect with customers all around the world. Learn more about 3M’s creative solutions to global challenges at www.3M.com or on Twitter @3M or @3MNews.

Cautionary Notes on Forward Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between NEOGEN (“NEOGEN”), 3M (“3M”) and Garden SpinCo (“SpinCo”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined NEOGEN-SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on NEOGEN and 3M’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from NEOGEN and 3M’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of NEOGEN may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by NEOGEN, 3M and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined NEOGEN – SpinCo company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of NEOGEN and SpinCo, on the expected timeframe or at all; (6) the ability of the combined NEOGEN-SpinCo company to implement its business strategy; (7) difficulties and delays in the combined NEOGEN-SpinCo company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; (14) the risks that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of 3M; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in NEOGEN and 3M’s reports filed with the SEC, including NEOGEN and 3M’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of NEOGEN, 3M or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, NEOGEN and SpinCo intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, SpinCo expects to file a registration statement in connection with its separation from 3M. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, SPINCO AND THE PROPOSED TRANSACTION. The proxy statement, prospectus and/or information statement and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. These documents, once available, and each of the companies’ other filings with the SEC, also will be available free of charge on NEOGEN’s website at http:// www.NEOGEN.com/investor-relations or on 3M’s website at http:// www.investors.3M.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, NEOGEN, 3M and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of NEOGEN in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of NEOGEN in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of NEOGEN may be found in its Annual Report on Form 10-K filed with the SEC on July 30, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on August 31, 2021. Information about the directors and executive officers of 3M may be found in its Annual Report on Form 10-K filed with the SEC on February 4, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders filed with the SEC on March 24, 2021. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact

NEOGEN Media Contact:

Blake Sonnenshein, Partner

Brunswick Group

NEOGEN@brunswickgroup.com

(212) 333-3810

NEOGEN Investor Contact:

Steve Quinlan, Chief Financial Officer

squinlan@NEOGEN.com

(517) 372-9200

3M Media Contact:

Tim Post

(612) 398-4190

3M Investor Contact:

Bruce Jermeland

(651) 733-1807

Tony Riter

(651) 733-1141

Diane Farrow

(612) 202-2449